Exhibit 99.1

Vietnam Sunergy Cell Company Limited, a Vietnam Solar Solution Company to Become a Publicly Traded Company via Business Combination with Blue World Acquisition Corporation

New York – August 10, 2023 – Vietnam Sunergy Cell Company Limited (“TOYO Solar”), a solar solution company, and Blue World Acquisition Corporation (“Blue World”) (NASDAQ: BWAQ), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement on August 10, 2023 (the “business combination agreement”).

TOYO Co., Ltd is a Cayman Islands exempted company and parent company of TOYO Solar after the internal reorganization of TOYO Solar (“PubCo”). Upon consummation of the proposed transactions, Blue World will merge with and into a wholly owned direct subsidiary of PubCo, and PubCo will be the holding company of the combined company and be listed on Nasdaq Stock Market.

TOYO Solar, originating from the Bloomberg Tier 1 listed solar module producer, Vietnam Sunergy Joint Stock Company ("VSUN”), operates out of Phu Tho Province, Vietnam. TOYO Solar’s core operations involve the manufacturing and sales of solar cells..

Junsei Ryu, the director of TOYO Solar, commented: “The collaboration with Blue World and the proposed U.S. listing of TOYO Solar align with our strategic approach to capital raising for our global objectives.”

Liang (Simon) Shi, the Chief Executive Officer of Blue World, commented: “We are delighted to announce our proposed business combination with TOYO Solar. We anticipate that the proposed business combination with TOYO Solar will enhance the prospective group’s commitment to a sustainable future of the world and being a competitive and responsible contributor in the renewable energy supply chain safety.”

The board of directors of each of Blue World and TOYO Solar as well as shareholders of TOYO Solar have approved the transactions. Closing of the transactions will require the approval of the shareholders of Blue World and is subject to certain regulatory approvals and customary closing conditions including, among other things, a registration statement on Form F-4 (the “Registration Statement”), of which the proxy statement/prospectus forms a part, being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and the approval by the Nasdaq Stock Market LLC on the listing application of the combined company. The transactions are expected to close in the first half of 2024.

Additional information about the proposed transactions, including copies of the business combination agreement and the related agreements, will be provided in a Current Report on Form 8-K to be filed by Blue World with the SEC and available at www.sec.gov. PubCo will file the Registration Statement, which will contain a proxy statement and a prospectus, with the SEC in connection with the proposed transactions.

Advisors

Cooley LLP acted as U.S. legal advisor to TOYO Solar. Robinson & Cole LLP acted as U.S. legal advisor to Blue World. Beyond Capital acted as financial advisor to TOYO Solar.

About Blue World

Blue World Acquisition Corporation is a blank check company incorporated in Cayman Islands, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About TOYO Solar

TOYO Solar is an indirect subsidiary of Fuji Solar Co., Ltd, whose major shareholder is Abalance Corporation, a Japanese company publicly traded on the Tokyo Stock Exchange. TOYO Solar focuses on solar photovoltaic products in Southeast Asia. TOYO Solar plans to invest US$350 million in a cell factory in Phu Tho Province, Vietnam. This factory will have a capacity of 3GW in Phase I and another 3GW in Phase II, with production starting in the third quarter of 2023. Notably, TOYO Solar’s affiliated company, Vietnam Sunergy Joint Stock Company, is a Bloomberg NEF Tier 1 listed solar module producer, with 2022 sales nearing US$1.2 billion.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Blue World, TOYO Solar and/or PubCo. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the consummation of the transactions under the business combination agreement, projections of market opportunity and market share, the capability of TOYO Solar’s business plans including its plans to expand, the sources and uses of cash from the proposed transactions, the anticipated enterprise value of the combined company following the consummation of the proposed transactions, any benefits of TOYO Solar’s partnerships, strategies or plans as they relate to the proposed transactions, anticipated benefits of the proposed transactions and expectations related to the terms and timing of the proposed transactions are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Blue World, TOYO Solar and PubCo believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Blue World, TOYO Solar and PubCo cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the Registration Statement. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Blue World nor TOYO Solar can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the transactions due to the failure to obtain approval from Blue World’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the transactions, the amount of redemption requests made by Blue World’s public shareholders, costs related to the transactions, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in Blue World’s Annual Report on Form 10-K initially filed with the SEC on September 16, 2022, as amended on April 7, 2023 and May 11, 2023 (the “Form 10-K”), Blue World’s final prospectus dated January 31, 2023 filed with the SEC (the “Final Prospectus”) related to Blue World’s initial public offering and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Blue World or TOYO Solar presently know or that Blue World and TOYO Solar currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Blue World, TOYO Solar, their respective directors, officers or employees or any other person that Blue World and TOYO Solar will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of Blue World and TOYO Solar as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Blue World and TOYO Solar may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Blue World or TOYO Solar as of any date subsequent to the date of this communication.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Blue World or TOYO Solar, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information Regarding the Transactions Will Be Filed With the SEC

In connection with the proposed transactions, PubCo intends to file with the SEC the Registration Statement, and after the Registration Statement is declared effective, Blue World will mail a definitive proxy statement/prospectus relating to the proposed transactions to its shareholders. This press release does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. Blue World’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed transactions, as these materials will contain important information about TOYO Solar, Blue World and the proposed transactions. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed transactions will be mailed to shareholders of Blue World as of a record date to be established for voting on the proposed transactions. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Blue World Acquisition Corporation, 244 Fifth Avenue, Suite B-88, New York, NY 10001, Attention: Liang Shi, Chief Executive Officer.

Participants in the Solicitation

PubCo, TOYO Solar, Blue World and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Blue World’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Blue World’s shareholders in connection with the proposed transactions will be set forth in PubCo’s registration statement on Form F-4, including a proxy statement/prospectus, when it is filed with the SEC.

Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of Blue World’s directors and officers in Blue World’s filings with the SEC and such information will also be in the registration statement to be filed with the SEC by PubCo, which will include the proxy statement/prospectus for the proposed transactions.

Contact Information:

Liang (Simon) Shi

Chairman and Chief Executive Officer

Email: liang.shi@zeninpartners.com

Tel: 86 13816397786

Investor Relations:

Jingwen Zhu

Associate

Email: jingwenzhu@zeninpartners.com

Tel: 86 13671834329

3